Rule 497(e)

Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND
(the “Trust”)

FIRST TRUST DOW 30 EQUAL WEIGHT ETF

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 10, 2020

The shareholders of each of the Fund and First Trust Mega Cap AlphaDEX® Fund (“FMK”), an exchange-traded fund managed by First Trust Advisors L.P. (“FTA”), approved the reorganization of FMK with and into the Fund, at a joint special meeting of shareholders held on November 9, 2020.

Upon the completion of the reorganization, which is expected to be tax-free, the assets of FMK will be transferred to, and the liabilities of FMK will be assumed by, the Fund, and shareholders of FMK will receive shares of the Fund with a value equal to the aggregate net asset value of the shares of FMK held by them. The closing date of the reorganization is expected to occur by the end of 2020. No assurance can be given as to the exact timing of the closing of the transaction.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE